UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 19, 2014

Rite Aid Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30 Hunter Lane, Camp Hill, Pennsylvania 17011

(Address of principal executive offices, including zip code)

(717) 761-2633

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On June 19, 2014, the stockholders of Rite Aid approved the adoption of the Rite Aid Corporation 2014 Omnibus Equity Plan (the “2014 Plan”), which was previously approved by Rite Aid’s Compensation Committee and Board of Directors.  The 2014 Plan provides for the issuance of a maximum of 58,000,000 shares of Rite Aid Common Stock plus any shares of Common Stock remaining available for grant under the Rite Aid Corporation 2010 Omnibus Equity Plan and the Rite Aid Corporation 2012 Omnibus Equity Plan as of the effective date of the 2014 Plan (provided that no more than 25,000,000 shares may be granted as incentive stock options (“ISOs” within the meaning of Section 422 of the Internal Revenue Code)) in connection with the grant of ISOs, nonqualified options, which are options that do not qualify as ISOs, stock appreciation rights, restricted stock, phantom units, stock bonus awards, and other equity-based awards valued in whole or in part by reference to, or otherwise based on, Rite Aid’s Common Stock.

A summary of the 2014 Plan was included in Rite Aid’s definitive proxy statement filed with the Securities and Exchange Commission on May 19, 2014 (the “Definitive Proxy Statement”) in connection with the 2014 Annual Meeting of Stockholders, under the section entitled “Description of Principal Features of the 2014 Plan” beginning on page 27 of the Definitive Proxy Statement.  The summary of the 2014 Plan in the Definitive Proxy Statement is qualified in its entirety by reference to the full text of the 2014 Plan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Rite Aid held its 2014 Annual Meeting of Stockholders on June 19, 2014.  The following is a summary of the matters voted on at that meeting.

(a)         The stockholders elected Rite Aid’s nominees to the Board of Directors.  The persons elected to Rite Aid’s Board of Directors and the number of shares cast for, the number against, the number abstaining and broker non-votes, with respect to each of these persons, were as follows:

Name	For	Against	Abstain	Broker Non- Votes
Joseph B. Anderson, Jr.	569,728,542	7,931,614	2,173,421	294,217,197
Bruce G. Bodaken	575,283,020	2,110,737	2,439,820	294,217,197
David R. Jessick	575,070,350	2,548,468	2,214,759	294,217,197
Kevin E. Lofton	575,128,199	2,231,740	2,473,638	294,217,197
Myrtle S. Potter	575,129,469	2,283,270	2,420,838	294,217,197
Michael N. Regan	574,869,253	2,816,635	2,147,689	294,217,197
John T. Standley	565,244,550	11,581,798	3,007,229	294,217,197
Marcy Syms	574,044,077	3,592,516	2,196,984	294,217,197

(b)         The stockholders ratified the appointment of Deloitte & Touche LLP as Rite Aid’s independent registered public accounting firm.  The number of shares cast in favor of the ratification of Deloitte & Touche LLP, the number against, the number abstaining and broker non-votes were as follows:

For	Against	Abstain	Broker Non- Votes
858,767,627	10,225,338	5,057,809	0

(c)          The stockholders approved, on an advisory basis, the compensation of Rite Aid’s Named Executive Officers as set forth in Rite Aid’s proxy statement for the 2014 Annual Meeting of Stockholders.  The number of shares cast in favor of the compensation of Rite Aid’s Named Executive Officers, the number against, the number abstaining and broker non-votes were as follows:

For	Against	Abstain	Broker Non- Votes
560,796,244	14,689,392	4,347,941	294,217,197

(d)         The stockholders approved the adoption of the 2014 Plan.  The number of shares cast in favor of the 2014 Plan, the number against, the number abstaining and broker non-votes were as follows:

For	Against	Abstain	Broker Non- Votes
536,756,976	39,043,174	4,033,427	294,217,197

(e)      The stockholders did not approve a stockholder proposal relating to an independent chairman.  The number of shares cast in favor of the stockholder proposal, the number against, the number abstaining and broker non-votes were as follows:

For	Against	Abstain	Broker Non- Votes
182,833,925	382,955,801	14,043,851	294,217,197

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

10.1                                                Rite Aid Corporation 2014 Omnibus Equity Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: June 23, 2014	By:	/s/ Marc A. Strassler
	Name:	Marc A. Strassler
	Title:	Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

10.1	Rite Aid Corporation 2014 Omnibus Equity Plan